PART A

Hartford Life Insurance Company Separate Account Eleven:

333-72042	Premier Solutions - Standard

SUPPLEMENT DATED NOVEMBER 25, 2008 TO YOUR PROSPECTUS

Fund Liquidations

DREYFUS LIFETIME INCOME & DREYFUS LIFETIME GROWTH – The Board of Directors of the Dreyfus Lifetime Portfolios, Inc. has approved a proposal to close and liquidate the Dreyfus Lifetime Income and Dreyfus Lifetime Growth funds effective as of the close of the New York Stock Exchange on January 8, 2009.

As a result, if you have existing balances in the Dreyfus Lifetime Income or Dreyfus Lifetime Growth Sub-Accounts, you will have until the close of the NYSE on January 8, 2009 to re-direct your existing balances to other Sub-Accounts available in your retirement program.  If no direction is provided, existing balances in these Sub-Accounts will be automatically transferred to the Hartford Money Market HLS Fund Sub-Account and a trade confirmation will be mailed to you.

If you are enrolled in any Dollar Cost Averaging Program with allocations to the Dreyfus Lifetime Income or Dreyfus Lifetime Growth Sub-Accounts, that allocation will be directed to the Hartford Money Market HLS Fund Sub-Account after the close of trading on the New York Stock Exchange on January 8, 2009. If you are enrolled in any Asset Rebalancing Program with allocations to the Dreyfus Lifetime Income or Dreyfus Lifetime Growth Sub-Accounts, your program enrollment will be terminated as of the close of the New York Stock Exchange on January 8, 2009.

In addition, after the close of trading on the New York Stock Exchange on January 8, 2009, unless you direct otherwise, future Contributions with allocations to the Dreyfus Lifetime Income or Dreyfus Lifetime Growth Sub-Accounts will be directed to the Hartford Money Market HLS Fund Sub-Account. Upon completion of the liquidations, the Dreyfus Lifetime Income and Dreyfus Lifetime Growth Sub-Accounts will no longer be available and all references to those Sub-Accounts will be deleted.

THIS SUPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE